UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 20, 2014
(Date of earliest event reported)

ZENTRIC, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

Unit C2, 802 Southdown Road,
Mississauga, Ontario, Canada, L5J 2Y4
(Address of Principal Executive Offices)

(416) 245-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 17, 2014 the Board of Directors of Zentric, Inc. (the “Company”) filed a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of Nevada increasing the authorized number of common shares to 2,000,000,000.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended Articles of Incorporation filed in the state of Nevada on June 17, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zentric, Inc.

Dated: June 20, 2014	By:	/s/ Jeff Mak
Jeff Mak
CEO

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